RESERVES (Tables)	12 Months Ended
Dec. 31, 2025
RESERVES
Schedule of description of reserves within equity

Reserve	Description
Ordinary Shares	Represents the nominal value of equity shares

Share Premium	Amount subscribed for share capital in excess of nominal value

Share based payment reserve	Represents the fair value of options and warrants granted less amounts transferred on exercise

Currency translation reserve

Cumulative effects of translation of opening balances on non-monetary assets between subsidiaries functional currencies (Canadian dollars and Uk Sterling) and Group presentational currency (US Dollars).

RSU/PSU reserve	Represents the fair value of restricted/performance stock units expensed less amounts transferred on vesting

Other comprehensive income of equity accounted associates	The other comprehensive income of any associates is recognised in this reserve

Accumulated surplus	Cumulative net gains and losses and other transactions with equity holders not recognised elsewhere.